EXHIBIT 10.9



                              ASSIGNMENT AGREEMENT



     THIS AGREEMENT is made and entered into as of this 25th day of May 2005 ("Effective Date") by and between PATHOGENICS, INC., a Delaware corporation having offices at 99 Derby Street, Suite 200, Hingham, MA 02043 ("PATHOGENICS"), and FIRST COVENTRY CORPORATION, a Delaware corporation having offices at 99 Derby Street, Suite 200, Hingham, MA 02043 ("FIRST COVENTRY").

     WHEREAS, PATHOGENICS is party to a certain License Agreement for Chloroquine patents and patent applications ("CQ') entered on May 25, 2005 between PATHOGENICS (as exclusive, worldwide Licensee) and Alpha Research Group, LLC and Jodi A. Nelson (collectively, the Licensors), a copy of which is attached hereto as Exhibit A.

     WHEREAS, on May 25, 2005 the PATHOGENICS board of directors resolved by unanimous written consent to assign to FIRST COVENTRY all of PATHOGENICS's rights and obligations under the aforementioned License Agreement in exchange for 100% of the stock of FIRST COVENTRY thereby making it its wholly owned subsidiary, a copy of which is attached hereto as Exhibit B.

     WHEREAS, FIRST COVENTRY desires to acquire, and PATHOGENICS is willing to assign to FIRST COVENTRY all of PATHOGENICS's rights and obligations under the aforementioned License Agreement.

     ACCORDINGLY,  for  good  and  valuable  consideration  described  below

     1. PATHOGENICS hereby assigns, transfers, conveys and relinquishes exclusively to FIRST COVENTRY, its lawful successors and assigns, all of PATHOGENICS's rights and obligations under the May 25, 2005 License Agreement.

     2. FIRST COVENTRY assumes, and agrees to pay and perform, all unperformed obligations of PATHOGENICS under the License Agreement. FIRST COVENTRY agrees that by executing and delivering this Agreement FIRST COVENTRY shall become a party to the License Agreement and agrees to be bound by all of the terms and provisions of the License Agreement.

     3. In furtherance of this Agreement, PATHOGENICS hereby acknowledges that, from the Effective Date forward, FIRST COVENTRY has succeeded to all of PATHOGENICS's rights, obligations, title, and standing in relation to the License Agreement, to institute and prosecute all suits and proceedings, to take all actions that FIRST COVENTRY, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind under the License Agreement, whether arising before or after the Effective Date, to defend and compromise any and all such actions, suits, or proceedings relating to such transferred and assigned rights, title, interest, and benefits, and to do all other such acts and things in relation thereto as FIRST COVENTRY in its sole discretion deems advisable.

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     6.     PATHOGENICS  represents  and  warrants  that,  to  the  best  of
PATHOGENICS's knowledge, upon consummation of this Agreement, FIRST COVENTRY shall have good and marketable title to the License Agreement, free and clear of any and all liens, mortgages, encumbrances, pledges, security interests, licenses, or charges of any nature whatsoever.

     7. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto together with their respective legal representatives, successors and assigns.

     8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (excluding conflicts of law rules) and of the United States of America.

     9. This Agreement merges and supersedes all prior and contemporaneous agreements, assurances, representations, and communications between or among the parties hereto concerning the matters set forth herein.

     10. If a dispute arises out of or relates to this Agreement, or a breach thereof, and if the dispute cannot be settled through negotiation, the parties agree to first try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to arbitration, litigation, or some other dispute resolution procedure.

     11. Any claim or controversy arising out of or relating to this Agreement, or the breach thereof, that cannot be settled through mediation shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment o the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.


PATHOGENICS,  INC.                         FIRST  COVENTRY  CORPORATION


By: /s/ Frederic P. Zotos                  By: /s/ Frederic P. Zotos
    ---------------------------                ---------------------------------
Name:  Frederic  P.  Zotos,  Esq.          Name:  Frederic  P. Zotos,  Esq.
Title: President  &  CEO                   Title: President  & CEO
Date:                                      Date:
    ---------------------------                ---------------------------------

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                                    EXHIBIT A


                         May 25, 2005 License Agreement
                                     between
                  Alpha Research Group, LLC and Jodi A. Nelson
                                       and
                                Pathogenics, Inc.

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                                    EXHIBIT B

       May 25, 2005 Statement of Unanimous Consent of Board of Directors of
      Pathogenics, Inc., Resolution to Acquire100% of Stock of First Coventry
                                   Corporation

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